EXHIBIT 99.1

                           PRESS Release
                           For Immediate Release

BEAZER HOMES USA, INC. ISSUES MEDIA STATEMENT

ATLANTA, August 1, 2007-- Beazer Homes USA, Inc. (NYSE: BZH) (www.beazer.com) today offered the following media statement:

“We have become aware of rumors circulating in the market about Beazer Homes’ liquidity and a prospective bankruptcy filing.  We do not know where these scurrilous and unfounded rumors started.  For an accurate representation of the company’s financial position, including the company’s liquidity and near-term prospects, we encourage investors to refer to the company’s recently released third quarter earnings release and the script of our conference call with analysts and investors.”

Contact: Leslie H. Kratcoski
Vice President, Investor Relations & Corporate Communications
(770) 829-3764
 lkratcos@beazer.com